Exhibit 10.180

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.:130339

AMD_00249499.0

AMENDMENT

Date of Amendment: October 1, 2018

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (internal MSCI reference IXF_00040) dated as of March 18, 2000 (as amended, the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

Under the Agreement, Licensee was previously authorized to use each MSCI index specified below as the basis, or as a component, of the corresponding Licensee‑sponsored and US‑listed exchange traded fund specified below (each, a “US Fund”).

Index	US Fund	Ticker
MSCI EAFE Index	iShares MSCI EAFE ETF	EFA
MSCI Emerging Markets Index	iShares MSCI Emerging Markets ETF	EEM
MSCI Japan Index	iShares MSCI Japan ETF	EWJ
MSCI Korea 25/50 Index	iShares MSCI South Korea ETF	EWY
MSCI Taiwan 25/50 Index	iShares MSCI Taiwan ETF	EWT

Separately, MSCI and Licensee entered into that certain Schedule ******************************* *********************************************************************************************** *********************************************************************************************** ******************************************************. Under the ********** Schedule, Licensee is authorized to use each MSCI index specified below as the basis, or as a component, of the corresponding Licensee‑sponsored and Australia‑listed exchange traded fund specified below (each, an “Australian Fund”).

Index	Australian Fund	Ticker
MSCI EAFE Index	iShares MSCI EAFE ETF	IVE
MSCI Emerging Markets Index	iShares MSCI Emerging Markets ETF	IEM
MSCI Japan Index	iShares MSCI Japan ETF	IJP
MSCI Korea 25/50 Index	iShares MSCI South Korea ETF	IKO
MSCI Taiwan 25/50 Index	iShares MSCI Taiwan ETF	ITW

*********************************************************************************************** *********************************************************************************************** ******************************************************************************, MSCI and Licensee hereby agree for the license fees applicable to each Australian Fund *************************************

************************************.

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AMD_00249499.0

For the avoidance of doubt, each Australian Fund ****************************************************** **** specified below.

Australian Fund	Ticker	US Fund	Ticker
iShares MSCI EAFE ETF	IVE	iShares MSCI EAFE ETF	EFA
iShares MSCI Emerging Markets ETF	IEM	iShares MSCI Emerging Markets ETF	EEM
iShares MSCI Japan ETF	IJP	iShares MSCI Japan ETF	EWJ
iShares MSCI South Korea ETF	IKO	iShares MSCI South Korea ETF	EWY
iShares MSCI Taiwan ETF	ITW	iShares MSCI Taiwan ETF	EWT

1.	License fees payable with respect to each Australian Fund:

a.Definitions:

As used in this Amendment, the following terms shall have the meanings set forth below:

************************************************************************************* ******************************************.

************************************************************************************** ************************************************************************************ ***************.

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****************************************************************************************** **************************************************************************************** ***********************.

b.Calculation of License Fees:

The ******************* license fees for each Australian Fund shall be determined by ************** ***************************************************************************************** ****************************************************************************************** ****************************************************************************************** ****************************************************************************************** *****************************************************************.

Except for the addition of the ***************************************************************************************** during any applicable ********* period, the calculation of license fees payable in accordance with the Agreement shall ****************.  All license fees with respect to the ************************* of each Australian Fund shall be due and payable in accordance *******************************.

For the avoidance of doubt, there shall be *************************************************** *******************************************************************.  By way of explanation, the parties believe that, because the Agreement requires *********************************************************************************************************************************** ************************************************************************************

*************************************************************************************** *******************.

A.N.:130339

AMD_00249499.0

The parties acknowledge and agree that *************************************************** ****************************************************************************************** ******************.

****************************************************************************************** ************************************************************************** then the license fees for such Australian Fund shall be ******************************************************** f***************************************************************************************** **************************************.

If the Agreement is terminated or expires without being replaced for any reason in any calendar quarter, or if any US Fund ceases to exist or to be subject to the terms of the Agreement or any successor Amendment for any reason in any calendar quarter, then, notwithstanding anything to the contrary, Licensee shall, from the date of such occurrence, *********************************************************************** ******************************************************************************************* *********************************************.

c.Reporting:

Within fifteen (15) days of the end of each calendar ******** Licensee shall report to MSCI (i) ************ ************************************ of each Australian Fund separately, (ii) ****************** ****************************************************************************************** ******************************************** (iii) the date(s) (if any) on which any ********** *************** launches or terminates and (iv) any other information relating to any ************************** that MSCI may reasonably request. Where necessary to align any relevant payment with the calendar *******, all license fees applicable to any ************************** shall be **************************************************************************.

2.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.

MSCI may terminate this Amendment with respect to any one or more of the Indexes set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list a Australian Fund that is based on such Indexes.

c.

If Licensee delists any Australian Fund or changes the underlying Index for such Australian Fund, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such Australian Fund shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Institutional Trust Company, N.A.	MSCI Inc.
By /s/ Ruth Weiss	By /s/ Alex Gil
Name (printed) Ruth Weiss	Name (printed) Alex Gil
Title Managing Director	Title Executive Director

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